Certification of Chief Executive Officer r

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), the undersigned, Darren Holm, Chief Executive Officer of Silver Bow Antique Aviation, (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report Form 10-KSB for the year ended December 31, 2003 of the Company (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       May 21, 2004

By /s/Darren Holm
   ----------------------
Darren Holm
Chief Executive Officer



Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), the undersigned, Dempsey Mork, Chief Financial Officer of Silver Bow Antique Aviation, (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report Form 10-KSB for the year ended December 31, 2003 of the Company (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       May 21, 2004

By /s/Dempsey Mork
   ----------------------
Dempsey Mork
Chief Financial Officer